Exhibit 10.3

AGREEMENT OF SUBORDINATION AND ASSIGNMENT

In order to induce ROSENTHAL & ROSENTHAL, INC., a New York corporation (hereinafter called "Lender"), its successors, or assigns, from time to time to make loans and advances and extend other financial accommodations to or for the account of Brekford Corp., a Delaware corporation having a principal place of business at 7020 Dorsey Road, Bldg C, Hanover, MD 21076, its successors or assigns (hereinafter called "Debtor),___________ an individual having a residence address at ____________, (hereinafter called the "Creditor"), and who, if two or more in number, shall be jointly and severally bound hereunder, hereby agrees that all indebtedness now or hereafter due to Creditor from Debtor, and all interest accrued or that may hereafter accrue thereon (the “Junior Debt”) shall not be payable, and that no payment on account of the Junior Debt (except for regularly scheduled payments of principal and interest, provided that no Default has occurred and is continuing), nor any security therefor, nor any loan from Debtor, nor any offset by Debtor, has been or shall be received, accepted or retained by Creditor unless and until Debtor has indefeasibly paid and satisfied in full all of its Obligations (as defined in the Financing Agreement between Debtor and Lender, dated May 27, 2014);

and Debtor agrees not to make payment or to give any security to Creditor except in conformity herewith and in the event that it has been or hereafter is granted any security interest in or collateral for the Junior Debt such security interest in and/or collateral for is hereby deemed to be and shall be subject and subordinate in all respect to the interests of Lender therein and Creditor shall not be entitled to exercise any remedies as secured Lender with respect thereto. Creditor waives any and all notice of the creation, modification, renewal or extension or accrual of any Obligations. Creditor hereby consents that, without notice to or further assent by Creditor, the Obligations may from time to time, in whole or in part, be renewed, extended, modified, compromised or released by Lender, as it may deem advisable, and that any collateral for the Obligations may from time to time, in whole or in part, be exchanged, sold, surrendered or released by Lender, as it may deem advisable, all without impairing, abridging, affecting or releasing the subordination contained in this agreement.

Creditor does hereby transfer and assign the Junior Debt to Lender as collateral security for the Obligations, with the full and irrevocable right on the part of Lender, in its own name or in the name of Creditor, to collect and enforce the Junior Debt by suit, proof of debt in bankruptcy, or other liquidation proceedings or any reorganization or arrangement, or otherwise and to vote the full amount of the Junior Debt in any such proceedings, reorganization or arrangement for or against any proposal or resolution, for a trustee or trustees or for a committee of creditors or for the acceptance or rejection of any proposed arrangement, plan or reorganization, wage earners' plan, composition, settlement or extension.  Should any payment or distribution or security or proceeds on or for the Junior Debt be received by Creditor for or on account of the Junior Debt (except for regularly scheduled payments of principal and interest, provided no Default has occurred and is continuing), prior to the satisfaction of the Obligations, Creditor will forthwith assign, endorse and deliver same to Lender, in precisely the form received (except for Creditor's endorsement where necessary), for application to payment of the Obligations, and until so delivered, same shall be held in trust by Creditor as the property of Lender; in the event of the failure of Creditor to endorse or assign any security or instrument for the payment of money, so received by Creditor or payable to Creditor's order, Lender or any officer or employee thereof is hereby irrevocably constituted and appointed attorney-in-fact for Creditor, with full power to make any such endorsement or assignment and with full power of substitution.

Creditor represents and warrants to Lender that Creditor is solvent and has granted no security interest in and has made no prior transfer or assignment of the Junior Debt; Creditor further covenants and agrees that Creditor will grant no security interest in or transfer of (except to Lender) any Junior Debt, whether now existing or hereafter arising unless and until the Obligations have been paid in full. Creditor and Debtor represent to Lender that the presently outstanding amount of the Junior Debt is $250,000, which is owing without counterclaim, defense or offset.  Creditor hereby agrees to endorse to the order of Lender and deliver to Lender any note or other instrument, which now or hereafter evidences any or all the Junior Debt, or, at the option of Lender, to mark prominently each such note or instrument with a legend, referring to this agreement, in form and substance satisfactory to Lender. Debtor and Creditor each agree, upon request of Lender, to execute such further documents and instruments, as Lender may require.

Debtor hereby agrees that it will render to Lender upon demand from time to time a statement of the unpaid balance of the Junior Debt and that it will duly comply with and perform each and every of the terms of this agreement on its part required to be performed.  Debtor agrees that in any action by Lender to enforce payment of the Junior Debt by Debtor, Debtor shall not assert against Lender any offsets, defenses or counterclaims it may have against Creditor or Lender. DEBTOR AND CREDITOR AGREE THAT THEIR BOOKS AND RECORDS WILL APPROPRIATELY SHOW THAT THE JUNIOR DEBT IS SUBJECT TO THIS AGREEMENT.  CREDITOR AND DEBTOR WAIVE A TRIAL BY JURY AND A RIGHT TO INTERPOSE ANY COUNTERCLAIM OR OFFSET OF ANY NATURE OR DESCRIPTION IN ANY LITIGATION ARISING OUT OF OR RELATING TO THE JUNIOR DEBT OR THIS SUBORDINATION.  In the event Lender shall retain or engage an attorney or attorneys to collect or enforce or protect its interests with respect to this agreement or the Junior Debt, all of the costs and expenses of such collection, enforcement or protection, including reasonable attorneys' fees, shall be payable by each Creditor or Debtor against whom such collection, enforcement or protection is sought.

In the event of a breach by either Debtor or Creditor in the performance of any of the terms of this agreement, all of the Obligations shall, any other agreement to the contrary notwithstanding and without notice or demand, become immediately due and payable, at Lender's option.

No waiver shall be deemed to be made by Lender of any of its rights hereunder unless same shall be in writing and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair Lender's rights and/or the obligations of Creditor to it in any other respect or at any other time, nor shall same establish a course of conduct. This agreement may not be modified or amended without the prior written consent of Lender.

Each Creditor or Debtor not a resident of the State of New York or qualified to do business in New York, hereby irrevocably consents to the jurisdiction of the Courts of the State of New York and of any Federal Court located in such State in connection with any action or proceeding arising out of or relating to this agreement or the Junior Debt.  In any such litigation such Creditor or Debtor, as the case may be, waives personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to such party at the last known address appearing on the records of Lender.  Within 30 days after such mailing, the party so served shall appear or answer to such summons, complaint or other process.  Should the party so served fail to appear or answer within said 30-day period, such party shall be deemed in default and judgment may be entered by Lender against such party for the amount as demanded in any summons, complaint or other process so served.

This agreement shall be binding upon the undersigned and the legal representatives, successors and assigns of the undersigned and shall be governed by and construed in accordance with the Laws of the State of New York.

[signature page to follow on page 3]

IN WITNESS WHEREOF, each of the undersigned has caused these presents to be properly executed on May 27, 2014

BREKFORD CORP. (Debtor)

By:

$250,000	New York, NY May 27, 2014

For Value Received ON DEMAND after date we promise to pay to the order of ______________

Two Hundred Fifty Thousand Dollars and No Cents

At

BREKFORD CORP. (Debtor)

By: /s/ Rodney Hillman
Rodney Hillman, President/COO
The undersigned and each of them hereby waives presentment, demand, protest, notice of protest and notice of dishonor and consents without notice to any and all extensions of time or terms of payment made by the holder of this note.

PAY TO THE ORDER OF ROSENTHAL & ROSENTHAL, INC.

/s/
___________________